Rydex|SGI Variable Funds SUMMARY PROSPECTUS

                                                                     May 1, 2010

                                                                        SERIES P
                                                             (HIGH YIELD SERIES)

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                                                                     RYDEX | SGI
                                                  SECURITY GLOBAL INVESTORS (SM)

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Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, statement of additional information (SAI), annual report and other information about the fund online at https://www.securitybenefit.com/ProductDocs/SB/Prospectuses/VA_PDFs/
SBL/SBL_HYP.pdf. You can also get this information at no cost by calling 1-800-888-2461 or by sending an e-mail to: sservices@sg-investors.com.

The fund's prospectus and SAI, each dated May 1, 2010, and the fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.
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                                                         WWW.SECURITYBENEFIT.COM
                           RYDEX DISTRIBUTORS, INC., SECURITY DISTRIBUTORS, INC.

SUMHYP-0510 x0511
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INVESTMENT OBJECTIVE -- Series P seeks high current income. Capital appreciation is a secondary objective.

FEES AND EXPENSES OF THE SERIES -- This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

     SHAREHOLDER FEES (fees paid directly from your investment)

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Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
of offering price)                                                          None
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     ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

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Management fees                                                            0.75%
Other expenses                                                             0.19%
TOTAL ANNUAL FUND OPERATING EXPENSES                                       0.94%
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     EXAMPLE. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

     The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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      1 YEAR           3 YEARS          5 YEARS          10 YEARS
       $96               $300             $520            $1,155
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     PORTFOLIO TURNOVER. The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction. These costs, which are not reflected in annual operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES -- Series P pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC (the "Investment Manager") to be of comparable quality (also known as "junk bonds"). These debt securities may include, without limitation: corporate bonds and notes, convertible securities, mortgage-backed and asset-backed securities, and senior secured floating rate corporate loans ("Senior Loans"). The Series also may invest in a variety of investment vehicles that seek to track the performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Series may invest up to 10% of its net assets in securities that are in default at the time of purchase. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Series' dollar-weighted average maturity is generally expected to be between 3 and 15 years.

     The Series may purchase and sell options and futures contracts. These instruments may be used to hedge the Series' portfolio, to enhance income or as a substitute for purchasing or selling securities. The Series may also invest in restricted securities. In addition, the Series may invest in other types of debt securities and credit derivative instruments, enter into interest rate, total return, credit default and index swaps and related cap, floor and collar transactions, purchase and sell securities on a when issued, forward commitment or delayed delivery basis, invest in credit derivative instruments, and engage in borrowing. The Series may also invest in other types of

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securities and engage in other management practices that are not part of the
Series' principal investment strategies.

     The Investment Manager uses a "bottom-up" approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow, general economic factors and market conditions, and global market conditions.

     To determine the relative value of a security, the Investment Manager compares the security's credit risk and yield to the credit risk and yield of other securities. The Investment Manager looks for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. In assessing the value of a security, the Investment Manager focuses on an issuer's management experience, position in its market, and capital structure. The Investment Manager seeks to diversify the Series' holdings among securities and asset classes.

     The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; or (3) to meet redemption requests, among other reasons.

     Under adverse market conditions, the Series can make temporary defensive investments and may not be able to pursue its objective.

PRINCIPAL RISKS -- The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

     CONVERTIBLE SECURITIES RISK. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Series could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

     CREDIT DERIVATIVE TRANSACTIONS RISK. Credit derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible credit risk and may be difficult to sell. In addition, credit default swap transactions may involve greater risks than if a Series had invested in the reference obligation directly.

     CREDIT RISK. The Series could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

     DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Series' other portfolio holdings, lack of availability and the risk that the counterparty may default on its obligations.

     EQUITY SECURITIES RISK. Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A Series may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

     FOREIGN SECURITIES RISK. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

     HIGH YIELD SECURITIES RISK. Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

     INTEREST RATE RISK. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series' securities and share prices to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.


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     INVESTMENT IN INVESTMENT VEHICLES RISK. Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the expenses of the underlying vehicles' expenses.

     LEVERAGE RISK. The Series' use of leverage may cause the Series to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

     MORTGAGE-BACKED SECURITIES RISK. Investors in mortgage-backed securities receive payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

     OPTIONS AND FUTURES RISK. Options and futures may sometimes reduce returns or increase volatility. They also may entail transactional expenses.

     PREPAYMENT RISK. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

     RESTRICTED SECURITIES RISK. Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk, which may result in substantial losses to the Series.

     SENIOR LOANS RISK. Senior loans are subject to the risk that scheduled interest or principal payments will not be paid, and therefore, a Series investing in senior loans may not receive payments it is entitled to. In addition, a Series investing in Senior Loans may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting the senior loan, which could negatively affect the Series' performance.

     SPECIAL SITUATIONS/SECURITIES IN DEFAULT RISK. Investments in the securities and debt of distressed issuers or issuers in default involves far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its "par" or full value because the investments are highly speculative with respect to the issuer's ability to make interest payments and/or to pay its principal obligations in full.

PERFORMANCE INFORMATION -- The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series' share performance from year to year and by showing how the Series' average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.

     The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products.

        Bar Chart
    2000        -1.5%
    2001         4.4%
    2002         0.4%
    2003        21.7%
    2004        11.6%
    2005         3.8%
    2006        11.2%
    2007         2.1%
    2008       -30.3%
    2009        73.5%

HIGHEST QUARTER RETURN
2Q 2009                32.77%

LOWEST QUARTER RETURN
4Q 2008               -20.44%


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     AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2009)

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                                                                  1 YEAR       5 YEARS       10 YEARS
Series P                                                          73.52%         7.34%          7.17%
Barclays Capital U.S. High Yield Bond Index
(reflects no deductions for fees, expenses, or taxes)             58.21%         6.46%          6.71%
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

MANAGEMENT OF THE SERIES --

     INVESTMENT MANAGER. Security Investors, LLC (the "Investment Manager") serves as the investment manager of the Series.

     PORTFOLIO MANAGER. David Toussaint is primarily responsible for the day-to-day management of the Series and holds the title "Portfolio Manager" with the Investment Manager. He has managed the Series since April 2000.

PURCHASE AND SALE OF SERIES' SHARES -- Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

TAX INFORMATION -- Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES -- The Series and its related companies may pay financial intermediaries and financial representatives for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary or financial representative to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or financial representative or visit your financial intermediary's website for more information.


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RYDEX | SGI
SECURITY GLOBAL INVESTORS (SM)
5801 SW 6th Avenue o Topeka, Kansas 66636-0001 o www.rydex-sgi.com RYDEX DISTRIBUTORS, INC.

SUMHYP-0510 x0511